UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024

Celularity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38914	83-1702591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Park Ave
Florham Park, New Jersey	07932
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 768-2170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	CELU	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-tenth of one share of Class A Common Stock at an exercise price of $11.50 per one-tenth of one share	CELUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 7, 2024, Celularity Inc., or Celularity, issued a press release providing an update on expected net sales for the ten-month period ending October 31, 2024. This preliminary information reflects Celularity’s current expectations regarding financial performance but does not constitute finalized results for either the third quarter ended September 30, 2024, or the fourth quarter ending December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information provided in this Item 2.02 of the Current Report on Form 8-K is unaudited, preliminary, and does not include all the information necessary to fully understand Celularity’s financial condition as of September 30, 2024, or December 31, 2024, respectively. Celularity’s ongoing review of consolidated financial statements for the quarters ended September 30, 2024 and December 31, 2024, may result in updates or adjustments to the financial figures discussed in the press release.

The information in this Item 2.02 and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The press release also provides an update to Celularity’s financial guidance for the full year 2024. Celularity increased its full year 2024 expected net sales guidance to $54 million to $60 million from its prior guidance of $50 million to $56 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press Release of Celularity Inc. November 7, 2024
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELULARITY INC.

Date:	November 7, 2024	By:	/s/ Robert J. Hariri
Robert J. Hariri, M.D., Ph.D.
Chairman and CEO